SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported) May 23, 2001


                            Global Technologies, Ltd.
             (Exact Name of Registrant as specified in its charter)


         Delaware                     0-25668                     86-0970492
(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)


The Belgravia, 1811 Chestnut Street, Suite 120, Philadelphia, PA        19103
           (Address of Principal Executive Offices)                   (Zip Code)


                                 (215) 972-8191
              (Registrant's telephone number, including area code)


          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THIS REPORT

ITEM 5. OTHER EVENTS

     On May 29, 2001, Global Technologies, Ltd. issued the following press release:

Global Technologies, Ltd. (NASDAQ NMS:GTLL) announced today that it received a NASDAQ Staff Determination on May 23, 2001 indicating that the Company fails to comply with the minimum $4,000,000 net tangible assets requirement for continued listing as set forth in Marketplace Rule 4450(a)(3), and that its securities are, therefore, subject to delisting from the NASDAQ National Market. The Company is requesting a hearing before a NASDAQ Listing Qualifications Panel to review the Staff Determination. The hearing request stays delisting of the Company's securities pending the issuance of a written determination by the Panel. There can be no assurance that the Panel will grant the Company's request for continued listing. The Company is exploring eligibility for listing of its securities on other markets and exchanges, including the NASDAQ SmallCap Market, in the event that its request is not granted.

ABOUT GLOBAL TECHNOLOGIES, LTD.

Global Technologies, Ltd. is engaged in developing, managing and commercializing emerging growth companies primarily in the technology and telecommunications sectors. Global Technologies, Ltd.'s United Kingdom affiliate, TNCi UK Limited, has developed a broadband, interactive entertainment and information system for the long-haul passenger rail market. The system is designed to provide rail passengers Internet and e-mail access, with such customizable services as on-demand films, videos and music, video games, reservation information, train schedules and other Internet-based content and commerce applications. TNCi UK Limited has teamed with General Dynamics Interactive Corporation, a subsidiary of General Dynamics (NYSE:GD), on this project. The tandem is currently marketing the system to major rail operators in Europe, with a focus on the United Kingdom.

                                    * * * * *

EXCEPT FOR HISTORICAL MATTERS CONTAINED HEREIN, THE MATTERS DISCUSSED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS AND ARE MADE PURSUANT TO THE SAFE-HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE FORWARD-LOOKING STATEMENTS REFLECT ASSUMPTIONS AND INVOLVE RISKS AND UNCERTAINTIES THAT MAY AFFECT THE COMPANY'S BUSINESS AND PROSPECTS AND CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THESE FORWARD-LOOKING STATEMENTS. THESE ASSUMPTIONS, RISKS AND UNCERTAINTIES ARE DISCUSSED IN DETAIL IN THE COMPANY'S PUBLIC FILINGS, ALL OF WHICH ARE ON FILE WITH AND AVAILABLE FROM THE SECURITIES AND EXCHANGE COMMISSION.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GLOBAL TECHNOLOGIES, LTD.



Dated: June 1, 2001                     By: /s/ Irwin L. Gross
                                            ------------------------------------
                                            Name: Irwin L. Gross
                                            Title: Chairman and Chief Executive
                                                   Officer